CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ               www.credit-suisse.com

                                                           Facsimile Cover Sheet

To:                                 Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as trustee on behalf of the supplemental interest trust created pursuant to the PSA

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               31 July 2006

Pages (including cover page):       8

Our Reference No: External ID: 9331714 / Risk ID: 562120037

Credit Suisse  International  has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified  therein,  please arrange for the  Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible  for delivering the message to the intended  recipient,  you are hereby notified that any dissemination,  distribution or copying of this communication is strictly  prohibited.  If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

                                                                                Registered Office as above
                                          Registered with unlimited liability in England under No. 2500199
                                              Authorised and Regulated by the Financial Services Authority
                                                                                    VAT No: GB 447 0737 41

                                                                                              31 July 2006

Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as trustee on behalf of the supplemental interest trust created under the pooling and servicing agreement for Adjustable Rate
Mortgage Trust 2006-3
9062 Old Annapolis Road
Columbia, Maryland  21045
Attn:  Diane TenHoopen
Fax:  410-715-2380

External ID: 9331714
______________________________________________________________________________
Dear Sir/Madam:

The purpose of this letter agreement (this  "Confirmation")  is to confirm the terms and conditions of the
Transaction  entered  into  between  us on the  Trade  Date  specified  below  (the  "Transaction").  This
Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this  Confirmation  "Party A" means Credit Suisse  International  and "Party B" means Wells Fargo Bank,
N.A.,  not in its  individual  or corporate  capacity but solely as trustee of the  supplemental  interest trust created  pursuant to the pooling and servicing  agreement for Adjustable  Rate Mortgage Trust 2006-3
(the "Trust").

1.       The  definitions  and  provisions  contained in the 2000 ISDA  Definitions  (as  published by the
         International  Swaps and Derivatives  Association,  Inc.) (the  "Definitions")  are  incorporated into  this  Confirmation.  In the  event  of any  inconsistency  between  those  definitions  and provisions  and  this  Confirmation,  this  Confirmation  will  govern.  References  herein  to a
         "Transaction"  shall be deemed to be references to a "Swap  Transaction"  for the purposes of the
         Definitions.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of July 31,  2006 as  amended  and  supplemented  from time to time  (the  "Agreement"), between you and us,  identified  therein as the "Swap  Agreement."  All  provisions  contained in the Agreement govern this Confirmation  except as expressly  modified below.  Party A and Party B each  represents  to the other that it has entered into this Swap  Transaction  in reliance  upon such tax,  accounting,  regulatory,  legal,  and financial  advice as it deems  necessary and not upon any view  expressed  by the other.  Terms used herein and not  otherwise  defined  herein in the  Definitions  or the Agreement,  shall have the meanings  ascribed to them in the Pooling and
         Servicing  Agreement  relating to Adjustable  Rate Mortgage  Trust 2006-3  between  Credit Suisse
         First Boston Mortgage  Securities  Corp., as Depositor,  DLJ Mortgage  Capital,  Inc., as Seller,
         Wells Fargo Bank, N.A., as Master Servicer,  Servicer, and Trust Administrator,  Select Portfolio
         Servicing  Inc.,  as Servicer and as Special  Servicer,  Greenpoint  Mortgage  Funding,  Inc., as
         Servicer,  and U.S. Bank National Association,  as Trustee,  dated as of July 1, 2006, as amended from time to time (the  "PSA").  In the event of an  inconsistency  between the terms  defined in the PSA and this Confirmation, this Confirmation will govern.

2.       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

     Trade Date:                                     July 31, 2006

     Effective Date:                                 July 31, 2006

     Termination Date:                               The  earliest  of  (a)  the  Distribution   Date  on  which  the
                                                     Certificate  Principal  Balance of the Class 4-A-2  Certificates
                                                     has been reduced to zero,  (b) the  purchase by the  Terminating
                                                     Entity of all of the Mortgage  Loans in Loan Group 6 and (c) the
                                                     Distribution Date in August 2036.

     Floating Rate Payer:                            In  respect  of each  Party A  Floating  Amount,  Party A and in respect of each Party B Floating Amount, Party B.

     Notional Amount:                                In  respect  of  each  Payment  Date,  the  lesser  of (1)  the
                                                     aggregate   Class   Principal   Balance  of  the  Class   4-A-2
                                                     Certificates for the immediately  preceding  Distribution  Date after giving effect to distributions on such  Distribution Date
                                                     (or as of the Effective Date for the first  Distribution  Date)
                                                     and (2) the  Aggregate  Loan Group Balance for Loan Group 4 for
                                                     the  related  Distribution  Date,  provided  that the  Notional
                                                     Amount  with  respect to the initial  Payment  Date will be USD
                                                     $290,000,000.

     Period End Date:                                The 25th of each month,  commencing  on 25 August 2006,  subject to  adjustment in  accordance  with the  Following  Business Day
                                                     Convention.

     Payment Dates:                                  One  Business Day prior to each Period End Date,  commencing  in the calendar month of August 2006.

     Floating Rate Day Count Fraction:               Actual/360

     Business Days:                                  New York

     Party A Floating Amounts

     Party A Floating Amounts:                       In respect of each Payment Date, the product of:

                                                           (a)  the greater of:

                                                              (i)  zero; and

                                                              (ii) the  Formula  Rate  applicable  to the Class 4-A-2
                                                                   Certificates    in   respect   of   the    related
                                                                   Distribution  Date,  less  the  excess  of (a) the
                                                                   Group 4 Net Funds Cap in  respect  of the  related
                                                                   Distribution Date over (b) the Swap Fee Rate;

                                                           (b)  the Notional Amount; and

                                                           (c)  the Floating Rate Day Count Fraction.

     Party B Floating Amounts

     Party B Floating Amounts:                       In respect of each Payment Date, the product of:

                                                           (a)  the Swap Fee Rate;

                                                           (b)  the Notional Amount; and

                                                           (c)  the Floating Rate Day Count Fraction.

     Swap Fee Rate:                                  0.06 per cent per annum in  respect of each  Calculation  Period falling in the period from,  and  including,  the Effective Date to, but excluding,  the Optional  Termination Date, and 0.12 per cent per annum in  respect of each  Calculation  Period (if any)
                                                     falling  in  the  period  from,  and  including,   the  Optional
                                                     Termination Date to, but excluding, the Termination Date.

     Additional Party B Amounts

     Additional Party B Amount:                      On each  Payment  Date,  Party B shall  pay Party A any Swap Fee
                                                     Reimbursement  Amount  and any Swap  Counterparty  Reimbursement
                                                     Amount due in accordance with the following paragraph.

                                                     The  amount of any Swap Fee  Reimbursement  Amount  and the Swap
                                                     Counterparty  Reimbursement  Amount in respect  of such  Payment
                                                     Date (if any) which  Party B owes to Party A shall be the amount that is available to Party B in accordance  with the  priorities of  distributions  set  forth in the PSA on such  Payment  Date,
                                                     provided   that   the   nonpayment   by  Party  B  of  any  Swap
                                                     Counterparty  Reimbursement Amount or the Swap Fee Reimbursement
                                                     Amount under this  Transaction in excess of the amount available under such  priorities of  distributions  shall not constitute a
                                                     Failure to Pay or  Deliver  in  respect  of Party B unless  such failure occurs in breach of the PSA.

                                                     Any  Swap Fee  Reimbursement  Amount  and any Swap  Counterparty
                                                     Reimbursement  Amount shall not be subject to the  provisions of
                                                     Section 2(c) of the Agreement.

3.       Other provisions:

     Swap Fee Reimbursement Amount:                  In respect of each  Payment  Date,  an amount  equal to the Swap
                                                     Fee  Amount  for such  Payment  Date minus the amount of the Net
                                                     Swap Payment paid by Party B for such Payment Date.

     Swap Counterparty Reimbursement Amount:         In respect of each Payment Date or  Distribution  Date,  the sum of (a) the Party A Floating  Amount in  respect of such  Payment
                                                     Date minus the amount of any Swap Fee  Reimbursement  Amount, or portion  thereof,  paid to the Swap  Counterparty  on such date,
                                                     (b) any  portion  of the  amount  described  in clause  (a) that remains  unpaid  as of the date  immediately  after  such  prior
                                                     Payment  Date and (c)  interest  in respect  of any such  unpaid amounts  described in clause (b),  charged at a rate (calculated using  the  Floating  Rate  Day  Count  Fraction)  equal  to the
                                                     Formula Rate in respect of the Class 4-A-2  Certificates for the related Distribution Date.

     Net Swap Payment:                               In respect  of each  Payment  Date,  the  absolute  value of the difference  between the Party A Floating  Amount and the Party B
                                                     Floating  Amount (which,  for the avoidance of doubt,  shall not include any Additional Party B Amount) for such Payment Date.

     Calculation of Loss following Termination       Upon the designation of an Early  Termination Date in respect of
     Event/Event of Default:                         this  Transaction,  the  relevant  party  for  the  purposes  of determining  a  party's  Loss in  respect  of  this  Transaction shall,  in all  circumstances,  be  Party  A. In  calculating  a party's  Loss,  Party A shall take into account the  anticipated amortization of the Certificate  Principal  Balance of the Class
                                                     4-A-2  Certificates  for  all  Calculation  Periods  that  would otherwise have fallen after such Early Termination Date.

     Formula Rate:                                   The Formula Rate in respect of this  transaction  shall be equal to the Formula  Rate as  determined  under the PSA.  The Formula
                                                     Rate for the Class  4-A-2  Certificates  is LIBOR (as defined in the PSA) for such  Distribution Date plus (A) on or prior to the
                                                     Optional  Termination  Date,  0.12%  per  annum or (B) after the
                                                     Optional Termination Date, 0.24% per annum.

     Distribution Date:                              On the  25th  day of each  month,  or if such  25th day is not a
                                                     Business  Day (as  defined  in the PSA),  the  Business  Day (as defined in the PSA) immediately following such 25th day.

4.       Account details:

         Payments to Party A:                        As advised separately in writing

         Payments to Party B:                        Wells Fargo Bank, N.A.
                                                     San Francisco, CA
                                                     ABA 121-000-248
                                                     Account Number: 3970771416
                                                     Account Name: Corporate Trust Clearing
                                                     FFC: 50933004, ARMT 2006-3 Class 4-A-2 Swap Account

Credit Suisse  International  is regulated and  authorised  by The  Financial  Services  Authority and has entered into this  Transaction  as principal.  The time at which the above  Transaction  was executed will be notified to Party B on request.

For the purpose of facilitating  this  Transaction,  an Affiliate of CSi, which is organized in the United
States of America (the  "Agent"),  has acted as agent for CSi.  The Agent is not a principal  with respect to this  Transaction  and shall have no  responsibility  or liability  to the parties as a principal  with respect to this Transaction.

Please  confirm that the foregoing  correctly  sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                                       Yours faithfully,

                                                       Credit Suisse International

                                                         By:_____________________________
                                                            Name:
                                                            Title:

Confirmed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual or corporate capacity, but solely as trustee of the supplemental interest trust created pursuant to the pooling and servicing agreement for Adjustable Rate Mortgage Trust 2006-3

By:________________________________
     Name:
     Title:

Our Reference No: External ID: 9331714 / Risk ID: 562120037

                                                                            Schedule to the Swap Agreement

                                                 SCHEDULE
                                                  to the
                                             Master Agreement

                                        dated as of July 31, 2006

                                                 between

                                                                 WELLS FARGO BANK, N.A., not in its individual or
                                                               corporate capacity but solely as Trustee on behalf of
            CREDIT SUISSE INTERNATIONAL               and        the Supplemental Interest Trust created under the
                                                                pooling and servicing agreement for Adjustable Rate
                                                                               Mortgage Trust 2006-3
      _______________________________________                        _________________________________________
                    ("Party A")                                                     ("Party B")

                                                  Part 1

                                         Termination Provisions.

(a)  "Specified Entity" means in relation to Party A for the purpose of:

     Section 5(a)(v),      Not Applicable
     Section 5(a)(vi),     Not Applicable
     Section 5(a)(vii),    Not Applicable
     Section 5(b)(iv),     Not Applicable

and in relation to Party B for the purpose of:

     Section 5(a)(v),      Not Applicable
     Section 5(a)(vi),     Not Applicable
     Section 5(a)(vii),    Not Applicable
     Section 5(b)(iv),     Not Applicable

(b)  "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)  Certain Events of Default.  The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.
         Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.
         Section  5(a)(iii)  (Credit Support Default) will apply to Party A and will not apply to Party B, unless  Party A has posted  collateral  under the  Credit  Support  Annex,  in which case it will apply to Party B.
         Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.
         Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.
         Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.
         Section  5(a)(vii)  (Bankruptcy)  will  apply to Party A and Party B;  provided  that  clause (2)
         thereof shall not apply to Party B.
         Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to
         Party B.

(d)  Termination Events.  The following Termination Events will apply to the parties as specified below:

         Section 5(b)(i) (Illegality) will apply to Party A and Party B.
         Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.
         Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and Party B.
         Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e)  The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to
     Party A or Party B.

(f)  Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

     (i) Loss will apply.

     (ii)The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

(h)  Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

     (i) Party A fails to  comply  with the  Downgrade  Provisions  as set  forth  in Part  5(b).  For all purposes  of this  Agreement,  Party A shall be the  sole  Affected  Party  with  respect  to the occurrence of a Termination Event described in this Part 1(h)(i).

     (ii)The Pooling and  Servicing  Agreement  dated as of July 1, 2006 among Credit  Suisse First Boston
         Mortgage Securities Corp. as Depositor,  DLJ Mortgage Capital,  Inc. as Seller, Wells Fargo Bank,
         N.A. as Servicer,  Master Servicer and Trust Administrator,  Select Portfolio Servicing,  Inc. as
         Servicer and Special  Servicer,  Greenpoint  Mortgage Funding,  Inc., as Servicer,  and U.S. Bank
         National  Association  as Trustee for  Adjustable  Rate  Mortgage  Trust  2006-3,  as amended and supplemented  from  time to time  (the  PSA or the  Pooling  and  Servicing  Agreement)  or other transaction  document is amended or modified  without the prior written consent of Party A, where such consent is required under the terms of the PSA.

     (iii) The termination of the Trust pursuant to Article 11.01 of the PSA.

     (iv) The Group 4 Interest  Remittance  Amount in respect of any Distribution  Date, not including any amounts  distributed to the holders of the Class 4-A-2  Certificates  on such  Distribution  Date from  the  Class  4-A-2  Swap  Account,  is less  than the Swap Fee  Amount  in  respect  of such
         Distribution Date.

                                                  Part 2

                                           Tax Representations.

(a)  Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

     It is not required by any  applicable  law, as modified by the practice of any relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any  deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under  Section  2(e),  6(d)(ii) or 6(e) of this  Agreement)  to be  made  by it to  the  other  party  under  this  Agreement.  In  making  this representation,  it may rely on (i) the  accuracy  of any  representations  made by the  other  party pursuant to Section 3(f) of this  Agreement,  (ii) the  satisfaction  of the  agreement  contained in
     Section  4(a)(i) or 4(a)(iii) of this  Agreement and the accuracy and  effectiveness  of any document provided by the other party  pursuant to Section  4(a)(i) or  4(a)(iii) of this  Agreement  and (iii)
     the  satisfaction  of the agreement of the other party  contained in Section 4(d) of this  Agreement, provided  that it shall not be a breach of this  representation  where  reliance  is placed on clause
     (ii) and the other  party  does not  deliver  a form or  document  under  Section  4(a)(iii)  of this
     Agreement by reason of material prejudice to its legal or commercial position.

(b)  Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

     (i)      Party A makes the following representation to Party B:

         (A)      Party A is  entering  into each  Transaction  in the  ordinary  course of its trade as, and is, a recognized  UK bank as defined in Section  840A of the UK Income and  Corporation  Taxes
                  Act of 1988.

         (B)      Party A has been  approved  as a  Withholding  Foreign  Partnership  by the US  Internal  Revenue
                  Service.

         (C)      Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

         (D)      Party A is a  partnership  that agrees to comply with any  withholding  obligation  under Section
                  1446 of the Internal Revenue Code.

    (ii)     Party B makes no representations for the purpose of Section 3(f) of this Agreement.

                                                  Part 3

                                     Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:— None

(b) Other documents to be delivered are:—

---------------- -------------------------------------------------------------- ----------------------- -------------------
Party required                     Form/Document/Certificate                     Date by which to be        Covered by
  to deliver                                                                          delivered            Section 3(d)
   document                                                                                               Representation
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A and      Certified copy of the board of directors resolution (or        Concurrently with the   Yes
Party B          equivalent authorizing documentation) which sets forth the     execution and
                 authority of each signatory to this Agreement and each         delivery of this
                 Credit Support Document (if any) signing on its behalf and     Agreement.
                 the authority of such party to enter into Transactions
                 contemplated and performance of its obligations hereunder.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A and      Incumbency certificate (or, if available the current           Concurrently with the   Yes
Party B          authorized signature book or equivalent authorizing            execution and
                 documentation) specifying the names, titles, authority and     delivery of this
                 specimen signatures of the persons authorized to execute       Agreement unless
                 this Agreement which sets forth the specimen signatures of     previously delivered
                 each signatory to this Agreement, each Confirmation and each   and still in full
                 Credit Support Document (if any) signing on its behalf.        force and effect.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A and B    An opinion of counsel to such party (or, in the case of        Concurrently with the   No
                 Party B, counsel to the Trustee) as to the enforceability of   execution and
                 this Agreement that is reasonably satisfactory in form and     delivery of the
                 substance to the other party.                                  Confirmation unless
                                                                                previously delivered
                                                                                and still in full
                                                                                force and effect.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          All opinions of counsel to Party B and counsel to the          Upon execution of       No
                 Servicer, delivered as of the Closing Date                     this Agreement
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          Such other information in connection with the Certificates     Upon request            No
                 or the PSA in the possession of Party B as Party A may
                 reasonably request.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          An executed copy of the PSA.                                   Within 30 days after    Yes
                                                                                the date of this
                                                                                Agreement.
---------------- -------------------------------------------------------------- ----------------------- -------------------

                                                 Part 4.

                                              Miscellaneous.

(a)  Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

     Party A:

    (1)  Address for notices or communications to Party A (other than by facsimile):-

         Address:    One Cabot Square          Attention:       (1)   Head of Credit Risk Management;
                     London E14 4QJ                             (2)   Managing Director -
                     England                                          Operations Department;
                                                                (3)   Managing Director - Legal Department

         Telex No.:  264521                    Answerback:             CSI G

         (For all purposes.)

    (2)  For the  purpose of  facsimile  notices or  communications  under this  Agreement  (other  than a notice or communication under Section 5 or 6):-

         Facsimile No.:    44 20 7888 2686
         Attention:        Managing Director - Legal Department

         Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028
         Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

     Party B:

     Address for notices or communications to Party B:

     Address:               Wells Fargo Bank, N.A., as trustee    Attention:       Client Manager, CSMC ARMT 2006-3
                            for the supplemental interest
                            trust created pursuant to the
                            Pooling and Servicing Agreement
                            9062 Old Annapolis Road
                            Columbia, Maryland 21045

    Telephone No.:         (410) 884-2000                         Facsimile No.:   (410) 715-2380

      With copies to:-

    Address:               Credit Suisse Securities (USA) LLC     Attention:       Peter Sack
                           11 Madison Avenue
                           New York, N.Y.  10010

    Telephone No.:         (212) 325-7892                         Facsimile No.:   (212) 742-5181

(b)  Process Agent. For the purposes of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent:

                   Credit Suisse Securities (USA) LLC
                   Eleven Madison Avenue
                   New York, NY 10010

                  Attention:        General Counsel
                                    Legal and Compliance Department

     Party B appoints as its Process Agent:  Not applicable.

(c)  Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.
     Party B is not a Multibranch Party.

(e)  Calculation Agent. The Calculation Agent is Party A.

(f)  Credit Support Document. Credit Support Document means:-

     With respect to Party A:  The Credit Support Annex.

     With respect to Party B:  The Credit Support Annex.

(g)  Credit Support Provider.

     Credit Support Provider means in relation to Party A:  Not applicable.
     Credit Support Provider means in relation to Party B:  Not applicable.

(h)  Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligation Law Sections 5-1401 and 5-1402).

(i)  Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all
     Transactions.

(j)  "Affiliate."  Each of Party A and Party B shall be deemed to have no Affiliates.

                                                 Part 5.

                                            Other Provisions.

(a)  Definitions.

     Any  capitalized  terms used but not  otherwise  defined in this  Agreement  shall have the  meanings assigned  to them (or  incorporated  by  reference)  in the PSA.  In the  event of any  inconsistency between the terms of this Agreement and the terms of the PSA, this Agreement will govern.

(b)  Downgrade Provisions.

     (1) It shall be a collateralization event (Collateralization Event) if:

              (A)  (i) the  unsecured,  unguaranteed  and  otherwise  unsupported  long-term  senior  debt obligations of Party A are rated below "A1" by Moody's Investors Service,  Inc. (Moody's) or are rated "A1" by Moody's and such rating is on watch for possible  downgrade  (but only for so long as it is on watch for possible downgrade) and (ii) the  unsecured,  unguaranteed and otherwise  unsupported  short-term  debt  obligations  of Party A  are rated  below "P-1" by
              Moody's or are rated  "P-1" by Moody's and such  rating is on watch for  possible  downgrade
              (but only for so long as it is on watch for possible downgrade),

              (B) no  short-term  rating is available  from Moody's and the  unsecured,  unguaranteed  and otherwise  unsupported long-term senior debt obligations of Party A are rated below "Aa3" by
              Moody's or are rated  "Aa3" by Moody's and such  rating is on watch for  possible  downgrade
              (but only for so long as it is on watch for possible downgrade), or

              (C) either  (i) the  unsecured,  unguaranteed  and  otherwise  unsupported  short-term  debt obligations  of Party A  are rated  below  "A-1" by  Standard & Poor's  Rating  Services,  a division  of The  McGraw-Hill  Companies,  Inc.  (S&P)  or (ii) if  Party A  does not have a short-term rating from S&P, the unsecured,  unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "A+" by S&P.

     During  any  period  in which a  Collateralization  Event is  occurring,  Party A  shall,  at its own expense  and within  thirty  (30)  calendar  days of such  Collateralization  Event,  either (i) post collateral  according to the terms of the 1994 ISDA Credit Support Annex to this Schedule,  including
     Paragraph 13 thereof (the Credit Support  Annex),  (ii) furnish a guarantee of Party A's  obligations under  this  Agreement  that is subject  to the  satisfaction  of the S&P  Ratings  Condition  from a guarantor that satisfies the Hedge  Counterparty  Ratings  Requirement (as defined herein),  or (iii)
     obtain a  substitute  counterparty  (and  provide  prior  written  notice to each Rating  Agency with respect thereto) that (a) is reasonably  acceptable to Party B,  (b) satisfies the Hedge Counterparty
     Ratings  Requirement  and (c) assumes the  obligations  of Party A under this  Agreement  (through an assignment  and assumption  agreement in form and substance  reasonably  satisfactory  to Party B) or replaces the outstanding  Transactions  hereunder with  transactions on identical terms,  except that
     Party A shall be replaced as  counterparty,  provided that such  substitute  counterparty,  as of the date of such  assumption or replacement,  must not, as a result  thereof,  be required to withhold or deduct on  account  of tax under the  Agreement  or the new  transactions,  as  applicable,  and such assumption  or  replacement  must not lead to a  termination  event or event of default  occurring in respect of the new  transactions,  as applicable,  provided  further,  that  satisfaction  of the S&P
     Ratings  Condition  shall be required  for any transfer of any  Transactions  under this clause (iii)
     unless such transfer is in connection  with the  assignment  and assumption of this Agreement by such substitute  counterparty  without  modification of its terms,  other than the following terms:  party name, dates relevant to the effective date of such transfer,  tax representations  (provided that the representations  in Part 2(a) are not  modified) and any other  representations  regarding the status of the  substitute  counterparty  of the type  included  in  Section  (c) of this  Part 5 and  notice information  (in which case,  Party A shall provide written notice to S&P with respect  thereto).  To the extent  that Party A elects or is  required to post  collateral  pursuant  to this Part  5(b)(1),
     Party A shall deliver to each Rating  Agency  within  thirty (30) calendar days of the  occurrence of such  Collateralization  Event an opinion  acceptable to S&P as to the  enforceability  of the Credit
     Support  Annex  and  which  confirms  that,  notwithstanding  the  commencement  of a case  under the
     Bankruptcy  Code  with  respect  to Party A,  the  collateral  will  (a) be  available  to meet  swap obligations  notwithstanding  the  automatic  stay and (b) if delivered  pre-bankruptcy,  will not be subject to recovery as preferences or constructive  fraudulent  conveyances,  in each case subject to standard qualifications and assumptions.

     Hedge  Counterparty  Ratings  Requirement  shall mean (a) either (i) the unsecured,  unguaranteed and otherwise unsupported  short-term debt obligations of the substitute  counterparty are rated at least
     "A-1" by S&P or (ii) if the substitute  counterparty  does not have a short-term rating from S&P, the
     unsecured,   unguaranteed  and  otherwise  unsupported  long-term  senior  debt  obligations  of  the substitute  counterparty  are  rated  at  least  "A+"  by  S&P,  and (b)  either  (i) the  unsecured, unguaranteed  and  otherwise  unsupported  long-term  senior  debt  obligations  of  such  substitute counterparty  are rated at least "A1" by Moody's  (and if rated "A1" by  Moody's,  such rating is not on  watch  for  possible  downgrade)  and  the  unsecured,  unguaranteed  and  otherwise  unsupported short-term  debt  obligations  of such  substitute  counterparty  are rated at least "P-1" by Moody's
     (and if rated "P-1" by Moody's,  such rating is not on watch for possible  downgrade and remaining on watch for possible  downgrade),  or (ii) if such substitute  counterparty  does not have a short-term debt rating from Moody's,  the unsecured,  unguaranteed  and otherwise  unsupported  long-term senior debt  obligations of such substitute  counterparty  are rated at least "Aa3" by Moody's (and if rated
     "Aa3" by  Moody's,  such  rating is not on watch for  possible  downgrade).  For the  purpose of this definition,  no direct or  indirect  recourse  against  one or more  shareholders  of the  substitute counterparty  (or against any Person in control of, or controlled  by, or under common  control with, any such  shareholder)  shall be deemed  to  constitute  a  guarantee,  security  or  support  of the obligations of the substitute counterparty.

     S&P Ratings  Condition  shall mean prior written  confirmation  from S&P that a proposed  action will not cause the  downgrade  or  withdrawal  of the then  current  ratings  of any  outstanding  Offered
     Certificates.

     Rating Agency shall mean each of S&P and Moody's.

     (2) It shall be a ratings event  (Ratings  Event) if at any time after the date hereof  Party A shall fail to satisfy the Hedge  Counterparty  Ratings  Threshold.  Hedge  Counterparty  Ratings  Threshold
     shall  mean  (A)  the  unsecured,  unguaranteed  and  otherwise  unsupported  long-term  senior  debt obligations  of Party A are rated at least "BBB-" by S&P,  and (B) the  unsecured,  unguaranteed  and otherwise  unsupported  long-term  senior  debt  obligations  of  Party A  are rated at least "A2" by
     Moody's  (or "A1 if  Party A does  not have a short  term  rating  for  Moody's)  and the  unsecured, unguaranteed  and otherwise  unsupported  short-term  debt  obligations of Party A are rated at least
     "P-1" by Moody's.

     (3) Following a Ratings Event, Party A shall take the following actions:

              (a) Party A,  at its  sole  expense,  shall  (i)  commence  actively  to  seek to  obtain  a substitute  counterparty and, in the case of a Ratings Event pursuant to subparagraph (A) of the definition of "Hedge  Counterparty  Ratings  Threshold" or if at any time after the date hereof S&P  withdraws  all of Party A's ratings and no longer rates Party A,  Party A  shall within 10 Business  Days,  subject to extension upon S&P Ratings  Condition,  of the Ratings
              Event obtain a substitute  counterparty  (and provide  written  notice to each Rating Agency with respect thereto),  that (A) satisfies the Hedge  Counterparty  Ratings  Requirement and
              (B) assumes the  obligations  of Party A under this  Agreement  (through an  assignment  and assumption agreement in form and substance  reasonably  satisfactory to Party B) or replaces the outstanding  Transactions  hereunder with  transactions on identical terms,  except that
              Party A shall be replaced as counterparty,  provided that such substitute  counterparty,  as of the date of such  assumption or replacement,  must not, as a result thereof,  be required to  withhold or deduct on account of tax under the  Agreement  or the new  transactions,  as applicable,  and such  assumption or  replacement  must not lead to a  termination  event or event of default  occurring  in respect of the new  transactions,  as  applicable;  provided further that  satisfaction  of the S&P Ratings  Condition  shall be required  within such 10
              Business Days or longer period,  as applicable,  for any transfer of any  Transaction  under this clause (a)(i) unless such transfer is in connection  with the assignment and assumption of this Agreement  without  modification of its terms by such  counterparty,  other than the following  terms:  party name,  dates relevant to the effective  date of such transfer,  tax representations  (provided that the  representations  in Part 2(a) are not modified) and any other  representations  regarding  the  status of the  substitute  counterparty  of the type included in Section (c) of this Part 5 and notice  information (in which case, Party A shall provide written notice to S&P with respect  thereto) and (ii) be required to post collateral as set forth in (b) below;

              (b) in the case of a  Ratings  Event  pursuant  to  subparagraph  (B) of the  definition  of
              "Hedge  Counterparty   Ratings  Threshold",   if  Party A  has  not  obtained  a  substitute
              counterparty as  set forth in (3)(a) above within 30 days of the Ratings Event, then Party A shall continue to seek a substitute  counterparty and, on or prior to the expiration of such
              period,   post   collateral   according   to  the  terms  of  the  Credit   Support   Annex.
              Notwithstanding  anything  contained  herein  to the  contrary,  if Party A is  required  to transfer its rights and obligations under this Agreement  pursuant to this Part 5(b)(3) as a result of a rating issued by S&P,  Party A shall,  at all times prior to such  transfer,  be required to post  collateral in accordance with (i) the terms of the Credit Support Annex or
              (ii) an agreement  with Party B providing  for the posting of  collateral,  which  agreement shall be subject to Rating  Agency  Approval and will  require  Party A to post the required collateral.

              Rating Agency Approval shall mean prior written confirmation from S&P and Moody's that such amendment will not cause them to downgrade or withdraw its then-current ratings of any outstanding Offered Certificates.

(c)  Section  3(a)  of  this   Agreement   is  hereby   amended  to  include  the   following   additional
     representations after paragraph 3(a)(v):

     (vi) Eligible Contract  Participant.  It is an "eligible contract  participant" as defined in section
     1a(12) of the U.S. Commodity Exchange Act.

     (vii)  Individual  Negotiation.   This  Agreement  and  each  Transaction  hereunder  is  subject  to individual negotiation by the parties.

     (viii)  Relationship  between Party A and Party B. Subject as provided in Part 5(g),  each of Party A and  Party B will be  deemed  to  represent  to the  other  on the date on  which  it  enters  into a
     Transaction  or an amendment  thereof that (absent a written  agreement  between  Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

         (1)      Principal.  It is  acting  as  principal  and  not as  agent  when  entering  into  this
         Agreement and each Transaction.

         (2)      Non-Reliance.  It is  acting  for its own  account  and it has made its own  independent decisions to enter into that  Transaction  and as to whether that  Transaction  is appropriate or proper for it based upon its own  judgment  and upon advice  from such  advisors as it has deemed necessary.  It is not  relying  on any  communication  (written  or oral) of the  other  party as investment  advice or as a  recommendation  to enter into that  Transaction;  it being understood that  information  and  explanations  related to the terms and conditions of a Transaction  shall not be  considered  investment  advice or a  recommendation  to enter into that  Transaction.  No communication  (written  or oral)  received  from  the  other  party  shall  be  deemed  to be an assurance or guarantee as to the expected results of that Transaction.

         (3)      Evaluation  and  Understanding.  It is capable of evaluating and  understanding  (on its own behalf or through independent  professional  advice), and understands and accepts, the terms, conditions  and risks of this  Agreement and each  Transaction  hereunder.  It is also capable of assuming,  and assumes,  all  financial and other risks of this  Agreement  and each  Transaction hereunder.

         (4)      Status of Parties.  The other  party is not acting as a  fiduciary  or an advisor for it in respect of that Transaction.

(d)  Section 4 is hereby amended by adding the following new agreement:

         (f) Actions Affecting  Representations.  Party B agrees not to take any action during the term of
         this  Agreement  or  any  Transaction   hereunder  that  renders  or  could  render  any  of  the
         representations and warranties in this Agreement untrue,  incorrect,  or incomplete,  and, if any event  or  condition  occurs  that  renders  or could  render  any  such  representation  untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A.

(e)  Section 1(c).  For purposes of Section 1(c) of the  Agreement,  the  Transaction  with External ID: [
] shall be the sole Transaction under the Agreement.

(f)  Transfer.  Section 7 is hereby amended to read in its entirety as follows:

         Except as stated under  Section  6(b)(ii),  provided  that to the extent Party A makes a transfer pursuant to Section  6(b)(ii) it will provide a prior  written  notice to the Rating  Agencies of such transfer,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether by way of  security  or  otherwise)  as a whole  or in part  any of its  rights,  obligations  or interests  under this  Agreement  or any  Transaction  without the prior  written  consent of the other  party;  provided,  however,  that (i) Party A may make such a transfer  of this  Agreement pursuant  to a  consolidation  or  amalgamation  with,  or merger  with or into,  or  transfer of substantially  all of its assets to, another  entity,  or an  incorporation,  reincorporation  or reconstitution,  and (ii) Party A may  transfer  this  Agreement to any Person that is an office, branch or affiliate of Party A (any such Person,  office,  branch or affiliate,  a Transferee) on at least five Business  Days' prior written  notice to Party B;  provided  that,  with respect to clause  (ii),  (A) as of the  date of such  transfer  the  Transferee  will  not be  required  to withhold  or deduct on  account  of a Tax from any  payments  under  this  Agreement  unless  the
         Transferee  will be  required  to  make  payments  of  additional  amounts  pursuant  to  Section
         2(d)(i)(4)  of this  Agreement  in  respect  of such  Tax;  (B) a  Termination  Event or Event of
         Default  does not occur under this  Agreement  as a result of such  transfer;  (C) such notice is accompanied by a written  instrument  pursuant to which the  Transferee  acquires and assumes the rights and  obligations of Party A so  transferred;  and (D) Party A will be responsible  for any costs  or  expenses  incurred  in  connection  with  such  transfer.  Party B will  execute  such documentation  as is  reasonably  deemed  necessary by Party A for the  effectuation  of any such
         transfer.   Notwithstanding   the   foregoing,   no  such  transfer  shall  be  made  unless  the
         transferring  party  obtains a written  acknowledgment  from each of the  Rating  Agencies  that, notwithstanding  such transfer,  the then-current ratings of the Offered Certificates will not be reduced or withdrawn,  provided,  however,  that this  provision  shall not apply to any transfer that is made pursuant to the provisions of Part 5(b) of this Agreement.

         Except as specified otherwise in the documentation  evidencing a transfer,  a transfer of all the obligations of Party A made in compliance  with this Section 7 will  constitute an acceptance and assumption of such  obligations (and any related  interests so transferred) by the Transferee,  a novation  of the  transferee  in place  of  Party A with  respect  to such  obligations  (and any related  interests so  transferred),  and a release and discharge by Party B of Party A from, and an  agreement  by Party B not to make any claim for  payment,  liability,  or  otherwise  against
         Party A with respect to, such obligations from and after the effective date of the transfer.

         In  addition,  Party A may  transfer  this  Agreement  without the prior  written  consent of the
         Trustee on behalf of Party B but with prior  written  notice to S&P, to an  Affiliate  of Party A that  satisfies the Hedge  Counterparty  Rating  Requirements  or that has furnished a guarantee, subject to S&P Ratings  Condition,  of the obligations under this Agreement from a guarantor that satisfies the Hedge  Counterparty  Rating  Requirements;  provided that  satisfaction  of the S&P
         Ratings  Condition  will be required  unless such transfer is in connection  with the  assignment and assumption of this Agreement by such an Affiliate  without  modification of its terms,  other than the following  terms:  party name,  dates  relevant to the effective  date of such transfer, tax  representations  (provided that the  representations  in Part 2(a) are not modified) and any other  representations  regarding the status of such an Affiliate the substitute  counterparty of the type included in Section (c) of this Part 5 and notice  information  (in which case,  Party A shall provide written notice to S&P with respect thereto).

(g)  Trustee  Capacity.  It is  expressly  understood  and  agreed  by the  parties  hereto  that (i) this
     Agreement is executed and  delivered by Wells Fargo Bank,  N.A.  (the  Trustee) not  individually  or personally  but solely as trustee of the  supplemental  interest  trust  created  pursuant to the PSA
     (the  "Trust"),  in the  exercise of the powers and  authority  conferred  and vested in it under the
     PSA, (ii) each of the  representations,  undertakings  and agreements  herein made on the part of the
     Trust is made and  intended  not as personal  representations,  undertakings  and  agreements  by the
     Trustee but is made and  intended  for the purpose of binding only the Trust,  (iii)  nothing  herein contained  shall be construed as creating any liability on the part of the Trustee,  individually  or personally,  to  perform  any  covenant  either  expressed  or  implied  contained  herein,  all such liability,  if any,  being  expressly  waived by the parties  hereto and by any Person  claiming  by, through or under the parties hereto and (iv) under no  circumstances  shall the Trustee be personally liable for the  payment of any  indebtedness  or expenses of the Trust or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or  undertaken  by the Trust under this  Agreement or any other related  documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA.

(h)  Party B Representations.  Party B represents that:

         (i)      Status.  The Trustee is trustee of the Trust whose  appointment  is valid and  effective both  under the laws of the State of New York and under the PSA,  and the  Trustee  has the power to own assets in its capacity as trustee of the Trust.

         (ii)     Powers.  In its  capacity  as trustee of the Trust,  the Trustee has power under the PSA to execute  this  Agreement  and any other  documentation  relating  to this  Agreement  that the
         Trustee is executing  and  delivering on behalf of the Trust,  to deliver this  Agreement and any other  documentation  relating to this  Agreement  that it is required to execute and deliver and to perform the  obligations  (on behalf of the Trust) under this  Agreement  and any  obligations
         (on behalf of the Trust)  under any Credit  Support  Document to which the Trust is party and has taken all necessary action to authorize such execution, delivery and performance;

         (iii)    No violation or conflict.  Such  execution,  delivery and  performance do not violate or conflict  with any law  applicable to the Trustee or Party B, any provision of the PSA, any order or judgment of any court or other agency of  government  applicable  to the  Trustee,  Party B or any assets of Party B, or any  contractual  restriction  binding  on or  affecting  the  Trustee,
         Party B or any assets of Party B;

         (iv)     Consents.  All  governmental  and other consents that are required have been obtained by
         Party B with respect to this Agreement or any Credit  Support  Document to which Party B is party have been  obtained and are in full force and effect and all  conditions  of such  consents  have been complied with; and

         (v)      Obligations  binding.  The  obligation  of Party B under this  Agreement  and any Credit
         Support Document to which Party B is party  constitute  legal,  valid and binding  obligations of
         Party B,  enforceable  against  Party B in accordance  with their  respective  terms  (subject to
         applicable  bankruptcy,   reorganization,   insolvency,  moratorium  or  similar  laws  affecting
         creditors'  rights  generally  and subject,  as to  enforceability,  to equitable  principles  of general  application  (regardless  of whether  enforcement is sought in a proceeding in equity or law)) and no  circumstances  are known to Party B or the Trustee which would or might prevent the
         Trustee  from  having  recourse  to the  assets  of  Party B for the  purposes  of  meeting  such obligations.

(i)  Proceedings.  Party A shall not  institute  against or cause any other person to  institute  against,
     or  join  any  other  person  in  instituting  against  Party  B,  any  bankruptcy,   reorganization,
     arrangement,  insolvency or liquidation proceedings,  or other proceedings under any federal or state bankruptcy,  dissolution  or  similar  law,  for a period of one year and one day,  or if longer  the applicable  preference  period  then  in  effect,  following  indefeasible  payment  in  full  of the
     Certificates.  Nothing  shall  preclude,  or be deemed to stop,  Party A (i) from  taking  any action prior to the  expiration  of the  aforementioned  one  year  and one day  period,  or if  longer  the applicable  preference  period then in effect,  in (A) any case or  proceeding  voluntarily  filed or commenced  by Party B or (B) any  involuntary  insolvency  proceeding  filed or commenced by a Person other than  Party A, (ii) from  commencing  against  Party B or any of the  Mortgage  Loans any legal action which is not a bankruptcy,  reorganization,  arrangement,  insolvency, moratorium, liquidation or similar  proceeding or (iii) from taking any action (not  otherwise  mentioned in this  paragraph)
     which  will  prevent  an  impairment  of any  right  afforded  to it under  the PSA as a third  party beneficiary.

(j)  Change  of  Account.  Section  2(b) of this  Agreement  is  hereby  amended  by the  addition  of the following after the word "delivery" in the first line thereof:-

     "to another account in the same legal and tax jurisdiction as the original account"

(k)  Pooling and Servicing Agreement.

     Party B will provide at least ten days' prior  written  notice to Party A of any  proposed  amendment or  modification  to the PSA and Party B will obtain the prior written consent of Party A to any such amendment or modification, where such consent is required under the terms of the PSA.

(l)  Set-off.   Notwithstanding  any  provision  of  this  Agreement  or  any  other  existing  or  future agreements,  each of Party A and Party B  irrevocably  waives as to  itself  any and all  contractual rights it may have to set off,  net,  recoup or  otherwise  withhold  or  suspend  or  condition  its payment or  performance  of any  obligation  to the other  party  under this  Agreement  against  any obligation  of one party  hereto to the other party hereto  arising  outside of this  Agreement.  The provisions  for set-off set forth in Section 6(e) of this  Agreement  shall not apply for purposes of this Transaction.

(m)  Notice of Certain  Events or  Circumstances.  Each party agrees,  upon learning of the  occurrence or existence of any event or condition  that  constitutes  (or that with the giving of notice or passage of time or both  would  constitute)  an Event of Default or  Termination  Event with  respect to such party,  promptly to give the other  party  notice of such event or  condition  (or, in lieu of giving notice of such  event or  condition  in the case of an event or  condition  that  with the  giving of notice or passage  of time or both would  constitute  an Event of Default or  Termination  Event with respect to the party,  to cause such event or condition to cease to exist before becoming an Event of
     Default or  Termination  Event);  provided that failure to provide  notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(n)  Regarding  Party  A.  Party  B  acknowledges  and  agrees  that  Party A has  had  and  will  have no involvement  in and,  accordingly  Party A accepts  no  responsibility  for:  (i) the  establishment, structure,  or choice of assets of Party B; (ii) the selection of any person performing  services for or acting on behalf of Party B; (iii) the  selection of Party A as the  Counterparty;  (iv) the terms of the  Certificates;  (v) the  preparation  of or passing on the  disclosure  and other  information contained  in any  offering  circular  for the  Certificates,  the PSA,  or any other  agreements  or documents  used by Party B or any  other  party in  connection  with  the  marketing  and sale of the
     Certificates  (other than  information  provided by Party A for purposes of the  disclosure  document relating to the Offered  Certificates);  (vi) the ongoing  operations and  administration of Party B, including the furnishing of any information to Party B which is not specifically  required under this
     Agreement; or (vii) any other aspect of Party B's existence.

(o)  Rating Agency  Approval on Amendment.  In addition to the  requirements  of Section 9, this Agreement will not be amended unless Party B shall have received Rating Agency Approval.

(p)  Limited  Recourse  Non-petition.  The  liability  of Party B in  relation to this  Agreement  and any
     Confirmation  hereunder  is limited  in  recourse  to assets in the Trust and  payments  of  interest proceeds  and  principal  proceeds  thereon  applied in  accordance  with the terms of the PSA.  Upon application  of all of the assets in the Trust (and  proceeds  thereon) in  accordance  with the PSA,
     Party A shall not be entitled to take any further  steps  against Party B to recover any sums due but still unpaid hereunder or thereunder,  all claims in respect of which shall be extinguished.  Party A hereby  agrees that,  notwithstanding  any  provision of this  agreement to the  contrary,  Party B's obligations  to pay any amounts  owing under Section 6(e) of this  Agreement  where Party A is either the Defaulting  Party or the sole Affected Party shall be subject to the payment  priority  described in the PSA and Party A's right to receive  payment of such  amounts  shall be subject to the  payment priority described in the PSA.

(q)  Jurisdiction.  Section  13(b) is hereby  amended by: (i) deleting in the second line of  subparagraph
     (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(r)  Waiver of Jury Trial.  Each party waives,  to the fullest  extent  permitted by  applicable  law, any right it may have to a trial by jury in respect of any suit,  action or  proceeding  relating to this
     Agreement or any Credit Support  Document.  Each party  certifies (i) that no  representative,  agent or  attorney  of the other  party or any  Credit  Support  Provider  has  represented,  expressly  or otherwise,  that such other party would not, in the event of such a suit, action or proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges  that it and the other party have been induced to enter into this Agreement and provide for any Credit Support  Document,  as applicable,  by, among other things, the mutual waivers and certifications in this Section.

(s)  Consent to  Recording.  Each party (i) consents to the recording of the  telephone  conversations  of trading  and  marketing  personnel  of the  parties  and their  Affiliates  in  connection  with this
     Agreement  or any  potential  transaction  and (ii) if  applicable,  agrees to obtain  any  necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(t)  Severability.  If any term, provision,  covenant, or condition of this Agreement,  or the application thereof to any party or  circumstance,  shall be held to be  illegal,  invalid or  unenforceable  (in whole or in part) for any reason,  the remaining terms,  provisions,  covenants and conditions hereof shall  continue in full force and effect as if this  Agreement  had been  executed  with the illegal, invalid or unenforceable  portion  eliminated,  so long as this Agreement as so modified continues to express,  without  material change,  the original  intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement  will not  substantially  impair the respective benefits or expectations of the parties to this Agreement.

(u)  Escrow  Payments.  If (whether by reason of the time difference  between the cities in which payments are to be made or otherwise) it is not possible for  simultaneous  payments to be made on any date on which both parties are  required to make  payments  hereunder,  either party may at its option and in its sole  discretion  notify the other party that payments on that date are to be made in escrow.  In this case  deposit of the  payment  due  earlier on that date shall be made by 2:00 pm (local time at the place for the  earlier  payment)  on that date with an escrow  agent  selected  by the  notifying party,  accompanied by irrevocable  payment  instructions (i) to release the deposited payment to the intended  recipient  upon receipt by the escrow agent of the  required  deposit of the  corresponding payment from the other party on the same date  accompanied by  irrevocable  payment  instructions  to the same  effect or (ii) if the  required  deposit of the  corresponding  payment is not made on that same date,  to return the payment  deposited  to the party that paid it into  escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(v)  Credit Support  Default.  Section  5(a)(iii)(1) of this Agreement is hereby deleted and replaced with the following:

         "(1) The  occurrence  of an Event of Default under any Credit  Support  Document if such Event of
              Default is continuing after any applicable grace period has elapsed;"

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

                                                        WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL OR
                                                        CORPORATE CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF
                                                        OF THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER
                                                        THE POOLING AND SERVICING AGREEMENT FOR ADJUSTABLE
CREDIT SUISSE INTERNATIONAL                             RATE MORTGAGE TRUST 2006-3

        ("Party A")                                                   ("Party B")

By:________________________________________             By:________________________________________
Name:                                                   Name:
Title:                                                  Title:

By:________________________________________
Name:
Title:

                                                                                     CSA To Swap Agreement

                                         Elections and Variables
                                     to the ISDA Credit Support Annex
                                        dated as of July 31, 2006
                                                 between

                                                                WELLS FARGO BANK, N.A., not in its individual or
                                                               corporate capacity but solely as Trustee on behalf
            CREDIT SUISSE INTERNATIONAL               and     of the Supplemental Interest Trust created under the
                                                               pooling and servicing agreement for Adjustable Rate
                                                                              Mortgage Trust 2006-3
      _______________________________________                       _________________________________________
                    ("Party A")                                                    ("Party B")

Paragraph 13.

(a)      Security Interest for "Obligations".

         The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A:   None.

         With respect to Party B:   None.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A)  "Delivery  Amount" has the meaning  specified  in Paragraph  3(a),  except that the words  "upon a demand made by the  Secured  Party"  shall be deleted and the word "that"
                  on the second  line of  Paragraph  3(a) shall be replaced  with the word "a".  Paragraph
                  4(b) is hereby  amended  by the  insertion  of the words  "(i) in  respect of a Transfer pursuant to Paragraph  3(b),"  immediately  prior to the words "if a demand for" and the insertion  of the words "; and (ii) in  respect  of a  Transfer  pursuant  to  Paragraph
                  3(a),  the  relevant  Transfer  will be made not later than the close of business on the
                  Local Business Day following the Valuation Date" immediately prior to the period.

                  (B) "Return Amount" has the meaning specified in Paragraph 3(b).

                  (C) "Credit  Support  Amount"  for a  Valuation  Date shall mean one of the  following  depending  on whether or not the specified events have occurred on such Valuation Date:-

                           (i)      if a Collateralization  Event has not occurred, or has occurred but is not continuing, "Credit Support Amount" shall mean zero (0);

                           (ii)     if  a   Ratings   Event  has   occurred   and  is   continuing   or  a
                                    Collateralization  Event has  occurred  other  than  pursuant  to Part
                                    5(b)(1)(C) and is continuing,  "Credit  Support  Amount" shall mean an amount  in  USD  equal  to the  greater  of (a)  the  Secured  Party's
                                    Exposure  and (b) an amount equal to the  Floating  Amount  payable by
                                    Party A pursuant to the  Transaction  in respect of the first Floating
                                    Rate Payer  Payment  Date  scheduled  to occur on or after the date on which the Delivery Amount as a result of such Collateralization  Event is due;

                          (iii)     if a  Collateralization  Event has  occurred  pursuant to Part
                                    5(b)(1)(C) and is continuing,  "Credit  Support  Amount" shall mean an amount  in USD  equal to the  greater  of (a) the sum of (i) Party B's
                                    Exposure  and  (ii)  the  Notional  Volatility  Buffer  and (b)  zero.
                                    "Notional  Volatility  Buffer",  as determined by the Valuation  Agent for any date,  means the  product  of (i) the  Notional  Amount of the
                                    Transaction  on such  date,  (ii) the  Payment  Factor,  and (iii) the
                                    Volatility  Buffer  Percentage  for such  date as set out in the table below on such date,

                                      -------------------------------------- ------------------------------------
                                         Party A S&P Rating on such date        Volatility Buffer Percentage
                                      -------------------------------------- ------------------------------------

                                      -------------------------------------- ------------------------------------
                                      S&P S-T Rating of A-1 or above                        0.00%
                                      -------------------------------------- ------------------------------------
                                      S&P S-T Rating of A-2                                 3.25%
                                      -------------------------------------- ------------------------------------
                                      S&P S-T Rating of A-3                                 4.00%
                                      -------------------------------------- ------------------------------------
                                      S&P L-T Rating of BB+ or lower                        4.50%
                                      -------------------------------------- ------------------------------------

                                    L-T  Rating  means  with  respect  to  any  Person,   the   unsecured,
                                    unguaranteed   and  otherwise   unsupported   long-term   senior  debt
                                    obligations of such Person.

                                    S-T  Rating  means  with  respect  to  any  Person,   the   unsecured,
                                    unguaranteed and otherwise unsupported  short-term debt obligations of such Person.

                                    Payment Factor means 1.

         (ii)     Eligible  Collateral.  On any date,  the  following  items  will  qualify  as  "Eligible
                  Collateral" for  Party A:

                                                                                        Valuation
                                                                                        Percentage

                  (A)      Cash                                                         100%

                  (B)      negotiable debt obligations          issued
                                                                                        98.0%
                           after 18 July 1984 by the U.S. Treasury Department
                           having a residual maturity on such date
                           of less than 1 year

                  (C)      coupon-bearing negotiable debt obligations issued            93.8%
                           after 18 July 1984 by the U.S. Treasury Department
                           having a residual maturity on such date
                           equal to or greater than
                           1 year but less than 5 years

                  (D)      coupon-bearing negotiable debt obligations issued            90.3%
                           after 18 July 1984 by the U.S. Treasury Department
                           having a residual maturity on such date
                           equal to or greater than 5 years but less
                           than 10 years

(iii)    Other Eligible Support.  None.

(iv)     Thresholds.

                  (A)      "Independent Amount" means with respect to Party A:  Not applicable.

                           "Independent Amount" means with respect to Party B:  Not applicable.

                  (B)      "Threshold" means with respect to Party A and Party B:  Not applicable.

                  (C)      "Minimum Transfer Amount" means with respect to Party A: $50,000.

                           "Minimum Transfer Amount" means with respect to Party B:  Not applicable.

                  (D)      Rounding  The  Delivery  Amount  and the Return  Amount  will be rounded up and down  respectively to the nearest  integral  multiple of $1,000,  provided that this  "Rounding"  provision  shall not apply in respect  of any  Return  Amount payable  in  respect of any date on which  Party B's  Exposure  is less than or equal to zero.

(c)      Valuation and Timing.

         (i)      "Valuation  Agent" means Party A.  Calculations  by Party A will be made by reference to commonly accepted market sources.

         (ii)     "Valuation Date" means,

                  (A)      in the event that (1) no Collateralization  Event has occurred, or has occurred but is not continuing,  (2) a  Collateralization  Event has occurred other than
                           pursuant  to  Part   5(b)(1)(C)  and  is   continuing,   or  (3)  two  or  more
                           Collateralization  Events have  occurred  pursuant to Part  5(b)(1)(C)  and any other subparagraph of Part 5(b)(1) and are continuing,  each Local Business Day which, if treated as a Valuation  Date,  would result in a Delivery Amount or a
                           Return Amount; and

                  (B)      in the event that a  Collateralization  Event has occurred  solely  pursuant to
                           Part 5(b)(1)(C) and is continuing,  or a Ratings Event has occurred and Party A has not  obtained a  substitute  counterparty  as set forth in Part 5(b)(3) the last Local Business Day of each calendar week.

         (iii)    "Valuation  Time" means the close of business in the city of the Valuation  Agent on the
                  Local  Business Day before the Valuation  Date or date of  calculation,  as  applicable, provided that the  calculations  of Value and Exposure will be made as of  approximately the same time on the same date.

         (iv)     "Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)      Conditions Precedent and Secured Party's Rights and Remedies.

         No events shall constitute a "Specified Condition".

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     Consent.   The  Pledgor  must  obtain  the  Secured   Party's   prior   consent  to  any
                  substitution  pursuant to  Paragraph  4(d) and shall give to the Secured  Party not less than two (2) Local Business  Days' notice thereof  specifying the items of Posted Credit
                  Support intended for substitution.

(f)      Dispute Resolution.

         (i)      "Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii)     Value.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  on any date,  the Value of
                  Eligible Collateral and Posted Collateral will be calculated as follows:

                  (A)      with respect to any Cash; the amount thereof; and

                  (B)      with  respect to any  Eligible  Collateral  comprising  securities;  the sum of
                           (a)(x)  the last bid price on such date for such  securities  on the  principal national  securities  exchange on which such securities are listed,  multiplied by the  applicable  Valuation  Percentage or (y) where any such  securities are not  listed  on  a  national  securities  exchange,  the  bid  price  for  such securities  quoted as at the close of  business  on such date by any  principal market maker for such securities  chosen by the Valuation Agent,  multiplied by the  applicable  Valuation  Percentage or (z) if no such bid price is listed or quoted  for such  date,  the last bid price  listed or quoted  (as the case may
                           be),  as of the  day  next  preceding  such  date on  which  such  prices  were available;  multiplied by the  applicable  Valuation  Percentage;  plus (b) the accrued  interest on such  securities  (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph  6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

         (iii)    Alternative.  The  provisions of Paragraph 5 will apply  provided the  obligation of the appropriate  party to deliver  the  undisputed  amount to the other party will not arise prior to the time that would  otherwise  have  applied to the  Transfer  pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility to Hold Posted Collateral; Custodians:

                  The  Trustee  (as  defined  in the  PSA)  will be  entitled  to hold  Posted  Collateral pursuant to Paragraph 6(b).

         (ii)     Use of Posted  Collateral.  The  provisions  of  Paragraph  6(c) will not apply to Party
                  B.  Therefore,  Party B will not have any of the rights  specified in Paragraph  6(c)(i)
                  or 6(c)(ii).

(h)      Distributions and Interest Amount.

         (i)      Interest  Rate.  The  "Interest  Rate" will be the  annualized  rate of return  actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

         (ii)     Transfer of Interest  Amount.  The Transfer of the  Interest  Amount will be made on any
                  Local  Business Day on which Posted  Collateral  in the form of Cash is  Transferred  to the Pledgor  pursuant to Paragraph  3(b),  provided that such  Interest  Amount has been received prior thereto.

         (iii)    Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)      Additional Representation(s).

         There are no additional representations by either party.

(j)      Demands and Notices.

         All demands,  specifications  and notices  under this Annex will be made  pursuant to the Notices
         Section of this Agreement, save that any demand, specification or notice:

         (i)  shall be given to or made at the following addresses:

         If to Party A:

                  Address: One Cabot Square
                           London E14 4QJ
                           England

                  Telephone:        44 20 7888 3083
                  Facsimile:        44 20 7883 7987
                  Attention:        Collateral Management Unit

         If to Party B:

                  As set forth in Part 4(a) of the Schedule;

         or at such other address as the relevant  party may from time to time  designate by giving notice
         (in accordance with the terms of this paragraph)  to the other party;

         (ii)     shall  (unless  otherwise  stated in this Annex) be deemed to be  effective  at the time such  notice is actually  received  unless such notice is received on a day which is not a Local Business Day or after the  Notification  Time on any Local Business Day in which event  such  notice  shall  be  deemed  to be  effective  on the next  succeeding  Local
                  Business Day.

(k)      Address for Transfers.

         Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

         Party B:          Wells Fargo Bank, NA
                           San Francisco, CA
                           ABA 121-000-248
                           Account Number: 3970771416
                           Account Name: Corporate Trust Clearing
                           FFC: 50933004, ARMT 2006-3 Class 4-A-2 Swap Account

(l)      Other Provisions.

         (i)      Additional Definitions

                  As used in this Annex:

                           "Equivalent  Collateral"  means,  with  respect  to any  security  constituting
                  Posted  Collateral,  a security of the same issuer and, as applicable,  representing  or
                  having  the  same  class,   series,   maturity,   interest  rate,  principal  amount  or
                  liquidation  value and such other  provisions as are necessary for that security and the security  constituting  Posted  Collateral to be treated as equivalent in the market for such securities;

                  "Local  Business  Day"  means:  (i) any day on  which  commercial  banks  are  open  for business  (including  dealings in foreign  exchange  and foreign  currency  deposits) in
                  London,  and (ii) in relation to a Transfer of Eligible  Collateral,  a day on which the clearance  system agreed between the parties for the delivery of Eligible  Collateral is open for  acceptance  and  execution  of  settlement  instructions  (or in the case of a
                  Transfer of Cash or other  Eligible  Collateral for which  delivery is  contemplated  by other means, a day on which commercial banks are open for business  (including  dealings for foreign  exchange and foreign  currency  deposits) in New York and such other places as the parties shall agree);

         (ii)     Transfer Timing

                  (a)  Paragraph  4(b) shall be deleted  and  replaced in its  entirety  by the  following paragraph:

                      "Subject to Paragraphs 4(a) and 5 and unless  otherwise  specified,  if a demand for the  Transfer of Eligible  Credit  Support or Posted  Credit  Support is made by the
                      Notification  Time,  then the  relevant  Transfer  will be made not  later  than the close of business on the second Local Business Day  thereafter;  if a demand is made after the Notification  Time then the relevant  Transfer will be made not later than the close of business on the third Local Business Day thereafter."

                  (b)      Paragraph  6(d)(1)  shall be  amended  so that the  reference  therein  to "the following  Local  Business  Day" shall be replaced by  reference to "the second
                           Local Business Day thereafter".

         (iii)    Events of Default

                  Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

                  "For the purposes of Section 5(a)(i) of this  Agreement,  an Event of Default will exist with  respect  to a party if that  party  fails (or fails to cause  its  Custodian)  to make,  when due,  any Transfer of Posted  Credit  Support or the  Interest  Amount,  as
                   applicable,  required  to be made  by it and  that  failure  continues  for  two  Local
                   Business Days after the notice of that failure is given to that party".

         (iv)     Return of Fungible Securities

                  In lieu of returning to the Pledgor  pursuant to Paragraphs  3(b),  4(d), 5 and 8(d) any
                  Posted  Collateral  comprising  securities  the  Secured  Party  may  return  Equivalent
                  Collateral.

         (v)      Covenants of the Pledgor

                  So long as the  Agreement  is in effect,  the  Pledgor  covenants  that it will keep the
                  Posted  Collateral  free from all security  interests or other  encumbrances  created by the Pledgor,  except the security interest created hereunder and any security  interests or other  encumbrances  created  by the  Secured  Party;  and will not  sell,  transfer, assign,  deliver  or  otherwise  dispose  of, or grant any  option  with  respect to any
                  Posted  Collateral  or any  interest  therein,  or create,  incur or permit to exist any pledge, lien, mortgage,  hypothecation,  security interest,  charge, option or any other encumbrance with respect to any Posted Collateral or any interest  therein,  without the prior written consent of the Secured Party.

         (vi)     No Counterclaim

                  A party's  rights to demand and receive the Transfer of Eligible  Collateral as provided hereunder  and its rights as Secured  Party  against the Posted  Collateral or otherwise shall be  absolute  and subject to no  counterclaim,  set-off,  deduction  or defense in favor of the Pledgor  except as  contemplated  in Sections 2 and 6 of the  Agreement and
                  Paragraph 8 of this Annex.

         (vii)    Holding Collateral

                  The Secured Party shall cause any Custodian  appointed  hereunder to open and maintain a segregated  account and to hold,  record and identify all the Posted  Collateral in such segregated  account and,  subject to Paragraphs  6(c) and 8(a),  such Posted  Collateral shall at all  times be and  remain  the  property  of the  Pledgor  and shall at no time constitute  the property of, or be  commingled  with the property of, the Secured  Party or the Custodian.

         (viii)   Security and Performance

                  Eligible  Collateral   Transferred  to  the  Secured  Party  constitutes   security  and
                  performance  assurance  without which the Secured  Party would not otherwise  enter into and continue any and all Transactions.

         (ix)     Agreement as to Single Secured Party and Pledgor

                  Party  A and  Party  B agree  that,  notwithstanding  anything  to the  contrary  in the recital to this Annex,  Paragraph 1(b),  Paragraph 2 or the definitions in Paragraph 12,
                  (a) the term  "Secured  Party" as used in this  Annex  means  only Party B, (b) the term
                  "Pledgor"  as used in this  Annex  means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the  acknowledgment  in the final  sentence of Paragraph  8(a)
                  and the  representations  in  Paragraph  9 and (d) only Party A will be required to make
                  Transfers of Eligible Credit Support hereunder.

         (x)      External Verification of Mark-to-Market Valuations.

                  Every month after a  Collateralization  Event has occurred  pursuant to Part  5(b)(1)(C)
                  and is  continuing,  then,  unless  otherwise  agreed in writing with S&P,  Party A will verify its  determination  of Exposure of the  Transaction on the next Valuation Date by seeking  quotations  from two (2) Reference  Market-makers  for their  determination  of
                  Exposure of the  Transaction  on such  Valuation  Date and the Valuation  Agent will use the  greater of either (a) its own  determination  or (b) the  highest  quotation  for a
                  Reference  Market-maker,  if applicable,  for the next Valuation  Date;  provided,  that this  Paragraph  13(l)(x)  shall only apply to the extent that the Offered  Certificates outstanding  at such time (as  defined in the PSA) are rated  higher by S&P than the S&P
                  L-T Rating of Party A; and provided  further,  that Party A shall not seek  verification
                  of  its   determination   of  Exposure  as  described  above  from  the  same  Reference
                  Market-maker more than four times in any twelve-month period.

CREDIT SUISSE INTERNATIONAL                                WELLS FARGO BANK, N.A., not in its individual or
                                                           corporate capacity but solely as Trustee on behalf of
                                                           the Supplemental Interest Trust created under the
                                                           pooling and servicing agreement for Adjustable Rate
                                                           Mortgage Trust 2006-3

      ("Party A")                                                             ("Party B")

By:___________________________________________             By:___________________________________________
     Name:                                                 Name:
     Title:    Authorized Signatory                        Title:

By:___________________________________________
     Name:
     Title:    Authorized Signatory